UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2006
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-32261 (Commission File Number)	20-1142292 (I.R.S. Employer Identification Number)

17140 Bernardo Center Drive, Suite 222 San Diego, CA (Address of principal executive offices)	92128 (Zip Code)
(858) 485-9840
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 5.1

Item 8.01. Other Events.
     On September 29, 2006, BioMed Realty Trust, Inc. filed with the Securities and Exchange Commission a prospectus supplement relating to the sale by a selling stockholder of up to 270,000 shares of BioMed common stock pursuant to an automatic shelf registration statement on Form S-3 ASR (File No. 333-137376). The validity of the common stock was passed upon on BioMed’s behalf by Venable LLP. A copy of such opinion is filed herewith as Exhibit 5.1 and is incorporated into the registration statement by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2006	BIOMED REALTY TRUST, INC.
	By:	/s/ GARY A. KREITZER
		Name:	Gary A. Kreitzer
		Title:	Executive Vice President